Exhibit 10.1

INCREMENTAL FACILITY AMENDMENT/

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND JOINDER

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER (the “Incremental Facility Amendment”) dated as of August 3, 2010 is by and among AGA MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), AGA MEDICAL CORPORATION, a Minnesota corporation (the “Borrower”), each of the other Loan Parties (as defined in the Existing Credit Agreement defined below), each of the financial institutions identified on the signature pages hereto as a New Revolving Lender (collectively, the “New Revolving Lenders” and each individually a “New Revolving Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (defined below) (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, Holdings and the Borrower are party to that certain Amended and Restated Credit Agreement dated as of April 28, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and as amended pursuant to this Incremental Facility Amendment, the “Amended Credit Agreement”), with the several financial institutions from time to time party thereto, as lenders (collectively, the “Lenders” and each individually a “Lender”) and the Administrative Agent;

WHEREAS, simultaneously with the Incremental Revolver (defined below), pursuant to Section 2.08 of the Existing Credit Agreement, the Borrower has elected to terminate in full the Revolving Commitment in effect on the date of this Incremental Facility Amendment (the “Commitment Reduction”);

WHEREAS, simultaneously with the Commitment Reduction, pursuant to Section 2.20 of the Existing Credit Agreement, the Borrower has requested to add additional revolving commitments in a principal amount equal to $40,000,000 (the “Incremental Revolver”);

WHEREAS, the New Revolving Lenders have agreed to provide the Incremental Revolver and to become parties to the Amended Credit Agreement;

WHEREAS, pursuant to Section 2.20 of the Existing Credit Agreement, this  “Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.20 (including voting provisions applicable to the Additional Lenders comparable to the provisions of clause (B) of the second proviso of Section 9.02(b))”.

WHEREAS, Holdings, the Borrower, the New Revolving Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth in this Incremental Facility Amendment to implement the Incremental Revolver by, among other things, amending the definition of Revolving Commitment to reflect the Commitment Reduction and the implementation of the Incremental Revolver;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1  Certain Definitions.  The following terms used in this Incremental Facility Amendment, including its preamble and recitals, have the following meanings:

“Second Amendment Effective Date” is defined in Subpart 4.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Incremental Facility Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.  Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

SUBPART 2.1  Amendments to Existing Credit Agreement.

(a)                                  Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(i)                                     The definition of “Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“Revolving Commitment” means, at all times following the Second Amendment Effective Date, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable.  The aggregate amount of the Lenders’ Revolving Commitments on the Second Amendment Effective Date is $40,000,000.

(ii)                                  The definition of “Revolving Loan Applicable Rate” is hereby deleted in its entirety and replaced with the following:

“Revolving Loan Applicable Rate” means, for any day with respect to (a) any Revolving Loan that is an ABR Loan, 3.50%, (b) any Revolving Loan that is a Eurodollar Loan, 4.50%, or (c) the commitment fees payable hereunder in respect of the Revolving Commitments, 0.75%.

(iii)                               The definition of “Revolving Maturity Date” is hereby deleted in its entirety and replaced with the following:

“Revolving Maturity Date” means January 28, 2013; provided, that notwithstanding the foregoing, the Revolving Maturity Date will be January 28, 2012 if both the Senior Subordinated Notes and the Sponsor Preferred Stock have not been repaid, redeemed, repurchased, defeased (on terms and conditions satisfactory to the Administrative Agent) or otherwise retired in full in one or more transactions otherwise permitted under this Agreement on or prior to January 28, 2012.

(iv)                              The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order:

“Second Amendment Effective Date” means August 3, 2010.

(b)                                 Section 2.01 of the Existing Credit Agreement is hereby amended by deleting clause (b)(ii) in its entirety and replacing it with the following:

(ii) [reserved]

(c)                                  Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

PART 3

LENDER JOINDER

From and after the Second Amendment Effective Date, by execution of this Incremental Facility Amendment, each Person identified on the signature pages hereto as a New Revolving Lender hereby acknowledges, agrees and confirms that, by its execution of this Incremental

Facility Amendment, such Person will be deemed to be a party to the Amended Credit Agreement and a “Lender” and a “Revolving Lender” for all purposes of the Amended Credit Agreement, and shall have all of the obligations of a Lender and Revolving Lender thereunder as if it had executed the Amended Credit Agreement.  Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders and Revolving Lenders contained in the Amended Credit Agreement.

PART 4

CONDITIONS TO EFFECTIVENESS

SUBPART 4.1  Second Amendment Effective Date.  This Incremental Facility Amendment shall be and become effective as of the date hereof (the “Second Amendment Effective Date”) when all of the conditions set forth in this Part 4 shall have been satisfied.

SUBPART 4.2  Execution of Counterparts of Incremental Facility Amendment.  The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Incremental Facility Amendment, which collectively shall have been duly executed on behalf of each of the parties hereto.

SUBPART 4.3  Corporate Documents.  The Administrative Agent shall have received each of the following:

(i)                                     Charter Documents.  Copies of the articles or certificates of incorporation or other charter documents of each of the Loan Parties certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization and certified by a secretary or assistant secretary to be true and correct as of the Second Amendment Effective Date.

(ii)                                  Bylaws.  A copy of the bylaws of each of the Loan Parties certified by a secretary or assistant secretary to be true and correct as of the Second Amendment Effective Date.

(iii)                               Resolutions.  Copies of resolutions of the Board of Directors of each of the Loan Parties approving and adopting this Incremental Facility Amendment and the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Person to be true and correct and in force and effect as of the Second Amendment Effective Date.

(iv)                              Good Standing.  Copies of certificates of good standing, existence or its equivalent with respect to each of the Loan Parties certified as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of incorporation or organization.

(v)                                 Incumbency.  An incumbency certificate of each of the Loan Parties certified by a secretary or assistant secretary to be true and correct as of the Second Amendment Effective Date.

SUBPART 4.4                     Legal Opinion.  The Administrative Agent shall have received multiple counterparts of opinions of counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent.

SUBPART 4.5                     Officer’s Certificates.  The Administrative Agent shall have received a certificate or certificates executed by a senior officer of the Borrower as of the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, stating that (i) each Loan Party is in compliance with all existing material financial obligations, (ii) all governmental, shareholder and material third party consents and approvals, if any, with respect to the Incremental Facility Amendment and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Loan Party or any transaction contemplated by the Loan Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, (iv) immediately after giving effect to the Incremental Facility Amendment and the making of the Loans hereunder, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects as of the Second Amendment Effective Date (except for those which expressly relate to an earlier date, in which case, they are true and correct in all material respects as of such date), and (v) immediately prior to and after giving effect to the Incremental Revolver, the Borrower shall be in compliance on a Pro Forma basis with the Financial Performance Covenants recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available.

SUBPART 4.6                     Payment of Fees.  The Administrative Agent shall have received the fees, costs and expenses required to be paid on or before the Second Amendment Effective Date, including, without limitation, any upfront fees payable to the Administrative Agent for the benefit of the New Revolving Lenders.

SUBPART 4.7                     Administrative Questionnaires.  The Administrative Agent shall have received an Administrative Questionnaire from each New Revolving Lender.

SUBPART 4.8                     Commitment Reduction.  The Administrative Agent shall have received notice from the Borrower of its intention to effectuate the Commitment Reduction contingent only upon the effectiveness of the Incremental Revolver and the Commitment Reduction shall occur simultaneously with the effectiveness of this Incremental Facility Amendment.

PART 5

MISCELLANEOUS

SUBPART 5.1                                             Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the New Revolving Lenders that, after giving effect to this Incremental Facility Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement and (b) the representations and warranties set forth in Article III of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date, in which case, they are true and correct in all material respects as of such earlier date).

SUBPART 5.2                                             Reaffirmation of Security Interests.  Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Incremental Facility Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Security Documents.

SUBPART 5.3                                             Reaffirmation of Guaranty.  Holdings and each Subsidiary Loan Party (i) acknowledges and consents to all of the terms and conditions of this Incremental Facility Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Incremental Facility Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Credit Agreement or the other Loan Documents.

SUBPART 5.4                                             Cross-References.  References in this Incremental Facility Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Incremental Facility Amendment.

SUBPART 5.5                                             Instrument Pursuant to Existing Credit Agreement.  This Incremental Facility Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.6                                           References in Other Credit Documents.  At such time as this Incremental Facility Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Incremental Facility Amendment.

SUBPART 5.7                                             Counterparts/Telecopy.  This Incremental Facility Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of the Incremental Facility Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 5.8                                             Governing Law.  THIS INCREMENTAL FACILITY AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SUBPART 5.9                                             Successors and Assigns.  This Incremental Facility Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 5.10                                       General.  Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Incremental Facility Amendment to be duly executed and delivered as of the date first above written.

LOAN PARTIES:	AGA MEDICAL CORPORATION

	By:	/s/ John R. Barr
	Name:	John R. Barr
	Title:	President & CEO

AGA MEDICAL HOLDINGS, INC.

	By:	/s/ John R. Barr
	Name:	John R. Barr
	Title:	President & CEO

AGA MEDICAL LLC

	By:	/s/ John R. Barr
	Name:	John R. Barr
	Title:	President & CEO of member

AMPLATZER MEDICAL SALES CORPORATION

	By:	/s/ John R. Barr
	Name:	John R. Barr
	Title:	President & CEO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Robert Klawinski
	Name:	Robert Klawinski
	Title:	Senior Vice President

NEW REVOLVING LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Robert Klawinski
	Name:	Robert Klawinski
	Title:	Senior Vice President

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ Kyle R. Holtz
Name:	Kyle R. Holtz
Title:	Vice President

Citibank NA,
as a Lender

By:	/s/ Patricia A Guerra
Name:	Patricia A Guerra
Title:	Vice President

NATIXIS,
as a Lender

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

By:	/s/ Tefta Ghilaga
Name:	Tefta Ghilaga
Title:	Director Natixis

Deutsche Bank Trust Company Americas,
as a Lender

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

US Bank,
as a Lender

By:	/s/ Greg Guttormsson
Name:	Greg Guttormsson
Title:	VP